UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08788
                                   ----------

                  TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
               --------------------------------------------------
              (Exact name of registrant as specified in charter)


              500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 3/31
                         ----

Date of reporting period: 9/30/04
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS


                               SEPTEMBER 30, 2004
[GRAPHIC OMITTED]
                                SEMIANNUAL REPORT

                                  INTERNATIONAL

                              TEMPLETON RUSSIA AND
                            EAST EUROPEAN FUND, INC.

[GRAPHIC OMITTED]
[LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE

Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

[GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SEMIANNUAL REPORT

Templeton Russia and
East European Fund, Inc. .............  1

Performance Summary ..................  5

Important Notice to
Shareholders .........................  6

Financial Highlights and
Statement of Investments .............  7

Financial Statements ................. 10

Notes to Financial
Statements ........................... 13

Annual Meeting of
Shareholders ......................... 20

Dividend Reinvestment and
Cash Purchase Plan ................... 21

Shareholder Information .............. 23

--------------------------------------------------------------------------------

Semiannual Report

Templeton Russia and East European Fund, Inc.

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Russia and East European Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in investments that are tied economically to Russia or East European countries.

Dear Shareholder:

This semiannual report for Templeton Russia and East European Fund covers the period ended September 30, 2004.

PERFORMANCE OVERVIEW

Templeton Russia and East European Fund posted six-month cumulative total returns of -14.74% in market price terms and -2.61% based on change in net asset value. In comparison, the Morgan Stanley Capital International (MSCI) Russia Index posted a -13.78% cumulative total return and the MSCI Emerging Markets
(EM) Eastern European Index posted a -3.12% cumulative total return in U.S. dollars for the same period. 1 In line with our long-term investment strategy, we are pleased with our long-term results. For the five-year period ended September 30, 2004, the Fund delivered cumulative total returns of +320.35% in market price terms and +368.76% in net asset value terms, compared with the 436.75% and 199.41% cumulative total returns of

1. Source: Standard & Poor's Micropal. The MSCI Russia Index is market capitalization weighted and measures total returns of equity securities in Russia. The MSCI EM Eastern European Index is a free float-adjusted market capitalization weighted index and measures equity market performance in emerging market countries of Eastern Europe. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 8.

[GRAPHIC OMITTED]

EDGARD REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 9/30/04

Diversified Telecommunication Services               19.60%
Metals & Mining                                      15.60%
Oil & Gas                                            15.50%
Commercial Banks                                     14.60%
Wireless Telecommunication Services                   7.60%
Pharmaceuticals                                       7.60%
Electric Utilities                                    6.40%
Automobiles                                           3.50%
IT Services                                           0.90%
Machinery                                             0.50%
Household Products                                    0.10%
Short-Term Investments & Other Net Assets             8.10%

                                                          Semiannual Report  | 1
the MSCI Russia Index and the MSCI EM Eastern European Index over the same period. 1 Please note that the index performance information is provided for reference. We do not attempt to track the indexes, but rather undertake investments on the basis of fundamental research. You can find the Fund's performance data in the Performance Summary on page 5.

ECONOMIC AND MARKET OVERVIEW

On May 1, 2004, the European Union (EU) added 10 countries, expanding the bloc to 25 states and a population of 450 million. These countries (Cyprus, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia and Slovenia) offer the potential for attractive investment opportunities compared with the "old Europe." Most Eastern European markets maintained an upward trend as governments continued to implement legislation in line with EU standards and the countries experienced positive economic growth.

In May 2004, Vladimir Putin was sworn into office as Russia's president for a second four-year term after being reelected in March. This will be Putin's final term in office because the Russian constitution limits a president to two terms. During the period, Russia's markets were hit by YUKOS' difficulties, with the company on the verge of bankruptcy following the government's claim of US$3.4 billion in back taxes and fines. Although Russia's strong economic recovery, with gross domestic product (GDP) growing 7.4% in the first half of 2004, provided some comfort for investors, the market underperformed regional markets.

During the latter half of the period, Hungary and Poland experienced some short-term political instability as their prime ministers resigned. Additionally, Hungary's government announced that it would join the European Monetary Union (EMU) in 2010, two years later than previously expected. However, the National Bank of Hungary raised its 2004 growth forecast to 3.4% from 3.1%, reflecting prospects for a faster-than-expected economic recovery. Poland's economy recorded strong growth in the first half of 2004, with GDP growing 6.5% compared with 3.0% in the same period last year. Within these environments, Hungary's and Poland's markets recorded positive returns during the reporting period.

2 |  Semiannual Report

Croatia's second quarter GDP slowed marginally to 3.8% from 4.2% in the first quarter. Private consumption growth moderated to 3.8%, while investment activity continued at a solid 7.7% growth rate. The government's economic program is focused on stimulating job creation by cutting taxes and encouraging investments. To bring the country more in line with European Union fiscal and monetary standards, one key aim of the government is to reach a balanced budget within the next three years.

INVESTMENT STRATEGY

Our investment strategy employs a company-specific, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look for investments, we consider specific companies in the context of their sector and country. We perform in-depth research to construct an action list from which we construct the portfolio. Our emphasis is on value and not attempting to match or beat an index. During our analysis, we also consider a company's position in its sector, the economic framework and political environment.

MANAGER'S DISCUSSION

In terms of performance, positive returns came from the Fund's positions in Cherepovets Mk Severstal (steel manufacturing), Vimpel Communications and Aeroflot, which were not in the MSCI EM Eastern European Index. The Fund also benefited from not having any YUKOS holdings. However, the absence of OTP Bank and PKN Orlen (oil refining and distribution) from our portfolio, and an underweighted position in Lukoil Holdings, worked against the Fund as these stocks outperformed the index. Following our investment strategy, the Fund did not hold OTP and PKN because we did not consider their valuations to be as appealing as other companies in the region.

By industry, the Fund's overweighted positions in the transportation (Aeroflot) and materials industries as well as an underweighted position in the energy sector yielded the greatest contributions relative to the index during the period. Alternatively, an underweighted position in banks and an overweighted exposure to the telecommunications sectors hindered Fund

TOP 10 EQUITY HOLDINGS
9/30/04

-------------------------------------------------------
  COMPANY                                  % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY                 NET ASSETS
-------------------------------------------------------
  Sberbank RF                                   14.6%
   COMMERCIAL BANKS, RUSSIA
-------------------------------------------------------
  Cherepovets Mk Severstal                       8.1%
   METALS & MINING, RUSSIA
-------------------------------------------------------
  Vimpel Communications, ADR                     7.6%
   WIRELESS TELECOMMUNICATION SERVICES,
   RUSSIA
-------------------------------------------------------
  Lukoil Holdings, ADR                           7.1%
   OIL & GAS, RUSSIA
-------------------------------------------------------
  JSC Mining and Smelting Co.
  Norilsk Nickel                                 7.0%
   METALS & MINING, RUSSIA
-------------------------------------------------------
  VolgaTelecom, ord. & ADR                       6.4%
   DIVERSIFIED TELECOMMUNICATION SERVICES,
   RUSSIA
-------------------------------------------------------
  Unified Energy Systems                         5.0%
   ELECTRIC UTILITIES, RUSSIA
-------------------------------------------------------
  MOL Magyar Olaj-Es Gazipari RT                 4.2%
   OIL & GAS, HUNGARY
-------------------------------------------------------
  Pliva D D, GDR, Reg S                          4.1%
   PHARMACEUTICALS, CROATIA
-------------------------------------------------------
  Egis RT                                        3.5%
   PHARMACEUTICALS, HUNGARY
-------------------------------------------------------

                                                          Semiannual Report  | 3
performance. Geographically, our Russian stock selection was the strongest contributor to performance.

During the period, the Fund sold selected Russian stocks as they reached our sell targets. Key sales included Mosenergo, one of Russia's largest electric utilities companies, and Aeroflot, the country's national airline. We also trimmed our exposure to Sberbank, the nation's largest bank, allowing the Fund to realize gains. On the buy side, we initiated a position in Saturn Research & Production, one of the largest producers of turbo engines for Russia's military and civil aviation, due to what we considered its attractive valuations.

Thank you for your continued participation in Templeton Russia and East European Fund. We look forward to serving your future investment needs.

Sincerely,

[PHOTO OMITTED]

/S/Mark Mobius
--------------

Mark Mobius
President and Chief Executive Officer -
Investment Management
Templeton Russia and East European Fund, Inc.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

4 |  Semiannual Report

Performance Summary as of 9/30/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------------------
                                                        CHANGE           9/30/04            3/31/04
----------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$1.96            $37.93             $39.89
----------------------------------------------------------------------------------------------------------
  Market Price (NYSE)                                   -$7.65            $38.00             $45.65
----------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (4/1/04-9/30/04)
----------------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.8391
----------------------------------------------------------------------------------------------------------

PERFORMANCE 1

----------------------------------------------------------------------------------------------------------
                                                                                      COMMENCEMENT OF
                                        6-MONTH         1-YEAR            5-YEAR    OPERATIONS (6/15/95)
----------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2
----------------------------------------------------------------------------------------------------------
     Based on change in NAV              -2.61%        +35.08%          +368.76%            +303.66%
----------------------------------------------------------------------------------------------------------
     Based on change in market price    -14.74%        +41.35%          +320.35%            +314.78% 3
----------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2
----------------------------------------------------------------------------------------------------------
     Based on change in NAV              -2.61%        +35.08%           +36.19%             +16.20%
----------------------------------------------------------------------------------------------------------
     Based on change in market price    -14.74%        +41.35%           +33.25%             +17.02% 3
----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MORE CURRENT PERFORMANCE, CALL FRANKLIN TEMPLETON INVESTMENTS AT 1-800/342-5236.

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND SOCIAL AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. RUSSIAN AND EAST EUROPEAN SECURITIES INVOLVE SIGNIFICANT ADDITIONAL RISKS, INCLUDING POLITICAL AND SOCIAL UNCERTAINTY (FOR EXAMPLE, REGIONAL CONFLICTS AND RISK OF WAR), CURRENCY EXCHANGE RATE VOLATILITY, PERVASIVENESS OF CORRUPTION AND CRIME IN THE RUSSIAN AND EAST EUROPEAN ECONOMIC SYSTEMS, DELAYS IN SETTLING PORTFOLIO TRANSACTIONS AND RISK OF LOSS ARISING OUT OF THE SYSTEM OF SHARE REGISTRATION AND CUSTODY USED IN RUSSIA AND EAST EUROPEAN COUNTRIES. ALSO, AS A NON-DIVERSIFIED INVESTMENT COMPANY INVESTING IN RUSSIA AND EAST EUROPEAN COUNTRIES, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

1. From 10/1/95 through 6/30/96, the Fund's Investment Manager agreed to reduce its fee by one-half. If the Investment Manager had not taken this action, the Fund's total return since inception would have been lower.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

3. Since 9/13/95, commencement of trading on New York Stock Exchange.

                                                          Semiannual Report  | 5

Important Notice to Shareholders

SHARE REPURCHASE PROGRAM

The Board of Directors of the Fund previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management. This authorization remains in effect.

6 |  Semiannual Report

Templeton Russia and East European Fund, Inc.

FINANCIAL HIGHLIGHTS

                                                   ------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                    SEPTEMBER 30, 2004                 YEAR ENDED MARCH 31,
                                                       (UNAUDITED)         2004         2003       2002        2001        2000
                                                   ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............        $39.89        $22.11       $21.60     $13.40      $20.48       $9.60
                                                   ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ...................           .08           .15         (.07)       .05        (.03)        .15
 Net realized and unrealized gains (losses) .......         (1.20)        21.86          .68       8.23       (7.05)      11.11
                                                   ------------------------------------------------------------------------------
Total from investment operations ..................         (1.12)        22.01          .61       8.28       (7.08)      11.26
                                                   ------------------------------------------------------------------------------
Capital share repurchases .........................            --            --           --        .01         .02          --
                                                   ------------------------------------------------------------------------------
Less distributions from:
 Net investment income ............................            --          (.22)          --       (.09)       (.02)       (.38)
 Net realized gains ...............................          (.84)        (4.01)        (.10)        --          --          --
                                                   ------------------------------------------------------------------------------
Total distributions ...............................          (.84)        (4.23)        (.10)      (.09)       (.02)       (.38)
                                                   ------------------------------------------------------------------------------
Net asset value, end of period ....................        $37.93        $39.89       $22.11     $21.60      $13.40      $20.48
                                                   ------------------------------------------------------------------------------
Market value, end of period b .....................        $38.00        $45.65       $20.54     $27.10      $11.08      $18.75
                                                   ==============================================================================
Total return (based on market value
 per share) c .....................................      (14.74)%       150.26%     (23.87)%    145.77%    (40.83)%      68.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................      $203,818      $214,166     $118,724   $115,943     $72,103    $110,974
Ratios to average net assets:
 Expenses .........................................         1.86% d       1.84%        2.02%      2.07%       2.05%       2.16%
 Net investment income (loss) .....................          .47% d        .47%       (.33)%       .30%      (.17)%       1.16%
Portfolio turnover rate ...........................          .86%        18.76%        7.85%     70.05%      63.77%      60.18%

aBased on average daily shares outstanding.

bBased on the last sale on the New York Stock Exchange.

cTotal return is not annualized for periods less than one year.

dAnnualized.

                   Semiannual Report  |  See notes to financial statements.  | 7

Templeton Russia and East European Fund, Inc.

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2004 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY         SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 91.9%
  AUTOMOBILES 3.5%
  AvtoVAZ ..................................................................     Russia           197,950     $  5,171,444
a GAZ Auto Plant ...........................................................     Russia            64,140        1,866,474
                                                                                                              -------------
                                                                                                                 7,037,918
                                                                                                              -------------
  COMMERCIAL BANKS 14.6%
  Sberbank RF ..............................................................     Russia            71,391       29,698,656
                                                                                                              -------------
  DIVERSIFIED TELECOMMUNICATION SERVICES 19.6%
  Golden Telecom Inc. ......................................................     Russia            51,930        1,481,563
  Rostelecom, ADR ..........................................................     Russia           256,460        3,469,904
  Sibirtelecom .............................................................     Russia       127,856,180        6,354,452
  Southern Telecommunications Co. ..........................................     Russia        63,812,635        4,782,757
  Telekomunikacja Polska SA ................................................     Poland         1,646,000        7,120,269
  Uralsvyazinform ..........................................................     Russia        99,690,000        3,698,499
  VolgaTelecom .............................................................     Russia         3,685,789       10,817,791
  VolgaTelecom, ADR ........................................................     Russia           407,000        2,277,836
                                                                                                              -------------
                                                                                                                40,003,071
                                                                                                              -------------
  ELECTRIC UTILITIES 6.4%
a Konakovskaya Gres ........................................................     Russia         5,278,000        2,982,070
  Unified Energy Systems ...................................................     Russia        34,835,429       10,137,110
                                                                                                              -------------
                                                                                                                13,119,180
                                                                                                              -------------
  HOUSEHOLD PRODUCTS .1%
  Kalina ...................................................................     Russia             6,336          124,819
                                                                                                              -------------
  IT SERVICES .9%
a RBC Information Systems ..................................................     Russia           936,000        1,932,840
                                                                                                              -------------
  MACHINERY .5%
a Saturn Research & Production Association .................................     Russia        14,385,900        1,038,662
                                                                                                              -------------
  METALS & MINING 15.6%
a Chelyabinsk Pipe Works ...................................................     Russia         3,180,000          874,500
  Cherepovets Mk Severstal .................................................     Russia            81,900       16,584,750
  JSC Mining and Smelting Co. Norilsk Nickel ...............................     Russia           223,429       14,277,113
                                                                                                              -------------
                                                                                                                31,736,363
                                                                                                              -------------
  OIL & GAS 15.5%
b Lukoil Holdings, ADR .....................................................     Russia           116,625       14,461,500
  MOL Magyar Olaj-Es Gazipari RT ...........................................     Hungary          176,200        8,639,042
  Surgutneftegaz ...........................................................     Russia         9,197,000        6,695,416
  Tatneft ..................................................................     Russia         1,207,300        1,880,370
                                                                                                              -------------
                                                                                                                31,676,328
                                                                                                              -------------
  PHARMACEUTICALS 7.6%
  Egis RT ..................................................................     Hungary          144,317        7,174,152
  Pliva D D, GDR, Reg S ....................................................     Croatia          554,800        8,316,452
                                                                                                              -------------
                                                                                                                15,490,604
                                                                                                              -------------

8 |  Semiannual Report

Templeton Russia and East European Fund, Inc.

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2004 (UNAUDITED) (CONTINUED)


---------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY         SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  WIRELESS TELECOMMUNICATION SERVICES 7.6%
a Vimpel Communications, ADR ...............................................     Russia           142,740     $ 15,530,112
                                                                                                              -------------
  TOTAL COMMON STOCKS (COST $72,904,431) ...................................                                   187,388,553
                                                                                                              -------------
  SHORT TERM INVESTMENTS (COST $14,203,968) 7.0%
  MONEY FUND
c Franklin Institutional Fiduciary Trust Money Market Portfolio ............  United States    14,203,968       14,203,968
                                                                                                              -------------
  TOTAL INVESTMENTS (COST $87,108,399) 98.9% ...............................                                   201,592,521
  OTHER ASSETS, LESS LIABILITIES 1.1% ......................................                                     2,225,506
                                                                                                              -------------
  NET ASSETS 100.0% ........................................................                                  $203,818,027
                                                                                                              =============

aNon-income producing.

bSee Note 8 regarding other considerations.

cSee Note 9 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

                   Semiannual Report  |  See notes to financial statements.  | 9

Templeton Russia and East European Fund, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2004 (unaudited)

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ............................  $ 72,904,431
  Cost - Sweep Money Fund (Note 9) .......................    14,203,968
                                                            -------------
  Value - Unaffiliated issuers ...........................   187,388,553
  Value - Sweep Money Fund (Note 9) ......................    14,203,968
 Cash ....................................................           924
 Receivables:
  Investment securities sold .............................     1,162,787
  Dividends ..............................................     1,465,306
                                                            -------------
      Total assets .......................................   204,221,538
                                                            -------------
Liabilities:
 Payables:
  Affiliates .............................................       236,843
 Other Liabilities .......................................       166,668
                                                            -------------
      Total liabilities ..................................       403,511
                                                            -------------
Net assets, at value .....................................  $203,818,027
                                                            =============
Net assets consist of:
 Undistributed net investment income .....................  $    453,618
 Net unrealized appreciation (depreciation) ..............   114,485,587
 Accumulated net realized gain (loss) ....................    12,862,069
 Capital shares ..........................................    76,016,753
                                                            -------------
Net assets, at value .....................................  $203,818,027
                                                            =============
Shares outstanding .......................................     5,373,155
                                                            =============
Net asset value per share ................................        $37.93
                                                            =============

10 |  See notes to financial statements.  |  Semiannual Report

Templeton Russia and East European Fund, Inc.

STATEMENT OF OPERATIONS
for the six months ended September 30, 2004 (unaudited)

Investment Income:
 (net of foreign taxes of $165,347)
 Dividends
  Unaffiliated issuers .........................................................  $    2,209,657
  Sweep Money Fund (Note 9) ....................................................          23,445
                                                                                -----------------
      Total investment income ..................................................       2,233,102
                                                                                -----------------
Expenses:
 Management fees (Note 4) ......................................................       1,187,603
 Administrative fees (Note 4) ..................................................         239,047
 Transfer agent fees ...........................................................          22,487
 Custodian fees ................................................................         235,216
 Reports to shareholders .......................................................          24,564
 Registration and filing fees ..................................................          11,325
 Professional fees .............................................................          40,504
 Directors'  fees and expenses .................................................          13,051
 Other .........................................................................           5,687
                                                                                -----------------
      Total expenses ...........................................................       1,779,484
                                                                                -----------------
        Net investment income (loss) ...........................................         453,618
                                                                                -----------------
Realized and unrealized gains (losses): Net realized gain (loss) from:
  Investments ..................................................................      13,138,479
  Foreign currency transactions ................................................         (21,231)
                                                                                -----------------
        Net realized gain (loss) ...............................................      13,117,248
                                                                                -----------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ..................................................................     (19,546,393)
  Translation of assets and liabilities denominated in foreign currencies ......           1,379
                                                                                -----------------
        Net change in unrealized appreciation (depreciation) ...................     (19,545,014)
                                                                                -----------------
Net realized and unrealized gain (loss) ........................................      (6,427,766)
                                                                                -----------------
Net increase (decrease) in net assets resulting from operations ................  $   (5,974,148)
                                                                                =================

                  Semiannual Report  |  See notes to financial statements.  | 11

Templeton Russia and East European Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended September 30, 2004 (unaudited) and the year ended March 31, 2004

---------------------------------------------------------------------------------------------------------------------------
                                                                                        SIX MONTHS ENDED      YEAR ENDED
                                                                                       SEPTEMBER 30, 2004   MARCH 31, 2004
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .................................................          $    453,618       $    789,310
  Net realized gain (loss) from investments and
foreign currency transactions ..................................................            13,117,248         24,445,366
  Net change in unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities denominated  in foreign currencies ...           (19,545,014)        92,937,701
                                                                                -------------------------------------------
      Net increase (decrease) in net assets resulting from operation ...........            (5,974,148)       118,172,377

Distributions to shareholders from:
  Net investment income ........................................................                    --         (1,172,130)
  Net realized gains ...........................................................            (4,505,426)       (21,558,497)
                                                                                -------------------------------------------
 Total distributions to shareholders ...........................................            (4,505,426)       (22,730,627)
 Capital share transactions (Note 3) ...........................................               131,670                 --
                                                                                -------------------------------------------
      Net increase (decrease) in net assets ....................................           (10,347,904)        95,441,750
Net assets:
 Beginning of period ...........................................................           214,165,931        118,724,181
                                                                                -------------------------------------------
 End of period .................................................................          $203,818,027       $214,165,931
                                                                                ===========================================
Undistributed net investment income included in net assets:
 End of period .................................................................          $    453,618       $         --
                                                                                ===========================================

12 |  See notes to financial statements.  |  Semiannual Report

Templeton Russia and East European Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Russia and East European Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets in investments that are tied economically to Russia or East European countries. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. Investments in open-end mutual funds are valued at the closing net asset value. All security valuation procedures are approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

                                                         Semiannual Report  | 13

Templeton Russia and East European Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

14 |  Semiannual Report

Templeton Russia and East European Fund, Inc.

2. MARKET AND GEOGRAPHIC RISK CONSIDERATIONS

Investing in equity securities of Russian and East European companies includes certain risks not typically associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from the systems of share registration and custody used in Russian and East European countries.

3. CAPITAL STOCK

On November 29, 2000, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management. This authorization remains in effect.

At September 30, 2004, there were 100 million shares authorized ($.01 par value). Through September 30, 2004, the Fund had repurchased a total of 50,000 shares.

During the period ended September 30, 2004, 3,800 shares were issued for $131,670 from reinvestment distributions. During the year ended March 31, 2004, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of the following entities:

--------------------------------------------------------------------------------
  ENTITY                                                  AFFILIATION
--------------------------------------------------------------------------------
   Templeton Asset Management Limited (TAML)              Investment manager
   Franklin Templeton Services, LLC (FT Services)         Administrative manager

The Fund pays monthly an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. The Fund pays an administrative management fee to FT Services of 0.25% per year of the average weekly net assets of the Fund, of which 0.20% is paid to Princeton Administrators, L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, for sub-administrative services subject to a minimum monthly fee of $12,500.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended September 30, 2004, there were no credits earned.

                                                         Semiannual Report  | 15

Templeton Russia and East European Fund, Inc.

6. INCOME TAXES

At September 30, 2004, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ........................................  $ 87,359,482
                                                              -------------
Unrealized appreciation ....................................  $115,258,506
Unrealized depreciation ....................................    (1,025,467)
                                                              -------------
Net unrealized appreciation (depreciation) .................  $114,233,039
                                                              =============

At March 31, 2004, the Fund had deferred currency losses occurring subsequent to October 31, 2003 of $3,824. For tax purposes, such losses will be reflected in the year ending March 31, 2005.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended September 30, 2004 aggregated $1,591,012 and $19,609,484, respectively.

8. OTHER CONSIDERATIONS

TAML, as the Fund's Manager, may serve as a member on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. Currently, the Manager serves in one or more of these capacities for Lukoil Holdings. As a result of this involvement, the Manager may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

9. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

16 |  Semiannual Report

Templeton Russia and East European Fund, Inc.

10. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING
On September 20, 2004, Franklin Resources, Inc. (Franklin Resources, Inc. and its subsidiaries are referred to collectively as the "Company") announced that an agreement has been reached by two of its subsidiaries, Franklin Advisers, Inc. ("Franklin Advisers") and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to an administrative complaint filed on February 4, 2004. The administrative complaint addressed one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers reached with the SEC, as described below.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers and FTAS have consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts. The consent order has multiple sections, including "Statements of Fact" and "Violations of Massachusetts Securities Laws." The Company admitted the "Statements of Fact." The Company did not admit or deny the "Violations of the Massachusetts Securities Laws." While Franklin Advisers and FTAS did not admit or deny engaging in any wrongdoing, the Company believes that it is in its best interest and the interests of its funds' shareholders to settle this issue now and move forward.

On October 25, 2004, the State of Massachusetts filed an administrative complaint against Franklin Resources, Inc. ("FRI") alleging a violation of the Massachusetts Uniform Securities law (the "Act") in connection with having filed on September 20, 2004, an allegedly false and misleading report on Form 8-K with the SEC. The Massachusetts administrative complaint seeks an order calling for FRI to cease and desist from further violations of the Act and to pay an administrative fine in an amount to be determined.

FRI's SEC filing of September 20, 2004 described the settlement consent order with the State of Massachusetts and reported while "Franklin Advisers and FTAS did not admit or deny engaging in any wrongdoing, the Company believes that it is in the best interest of the Company and its funds' shareholders to settle this issue now and move forward." The October 25, 2004 State of Massachusetts administrative complaint alleges that this description of the settlement consent order was materially false and misleading under Massachusetts law. FRI's management disagrees with the allegation made in this administrative complaint and continues to believe that the description of the terms of the settlement consent order issued by the State of Massachusetts is neither false nor misleading.

                                                         Semiannual Report  | 17

Templeton Russia and East European Fund, Inc.

10. REGULATORY MATTERS (CONTINUED)

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT
On August 2, 2004, the Company announced that an agreement has been reached by Franklin Advisers with the SEC that resolves the issues resulting from the SEC's investigation of market timing activity and the SEC issued an "Order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease-and-desist order" (the "Order"). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts administrative complaint described above.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers neither admits nor denies any wrongdoing, Franklin Advisers has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear which funds will receive distributions or which shareholders of any particular fund will receive distributions. The SEC Order also requires Franklin Advisers to, among other things, enhance and periodically review compliance policies and procedures

OTHER GOVERNMENTAL INVESTIGATIONS
As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees have been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

18 |  Semiannual Report

Templeton Russia and East European Fund, Inc.

10. REGULATORY MATTERS (CONTINUED)

OTHER GOVERNMENTAL INVESTIGATIONS (CONTINUED)
The staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against Franklin Advisers and Franklin Templeton Distributors, Inc. ("FTDI") concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office ("CAGO") also has advised the Company that the California Attorney General is authorized to bring a civil action against the Company and FTDI arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company's and funds' shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so. The Company continues to have discussions towards resolving these governmental investigations.

OTHER LEGAL PROCEEDINGS
The Company, in addition to other entities within Franklin Templeton Investments, including certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Massachusetts administrative complaint described above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

Various subsidiaries of the Company have also been named in multiple lawsuits filed in state courts in Illinois alleging breach of duty with respect to valuation of the portfolio securities of certain funds managed by such subsidiaries.

In addition, the Company and certain of its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees. These lawsuits are styled as class actions and derivative actions brought on behalf of certain funds.

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing governmental investigations or class actions or other lawsuits. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the funds, it is committed to making the funds or their shareholders whole, as appropriate.

                                                         Semiannual Report  | 19

Templeton Russia and East European Fund, Inc.

ANNUAL MEETING OF SHAREHOLDERS, AUGUST 17, 2004

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 East Broward Boulevard, Fort Lauderdale, Florida, on August 17, 2004 for the purpose of electing four Directors of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund:
Martin L. Flanagan, Edith E. Holiday, Charles B. Johnson and Frank A. Olson.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

Proposal:  The election of four (4) Directors:

-----------------------------------------------------------------------------------------------------------
                                                               % OF                                 % OF
                                                              SHARES                               SHARES
                                                    % OF      PRESENT                     % OF     PRESENT
                                                OUTSTANDING     AND                   OUTSTANDING    AND
  TERM EXPIRING 2007                   FOR        SHARES      VOTING        WITHHELD    SHARES     VOTING
-----------------------------------------------------------------------------------------------------------
  Martin L. Flanagan             4,313,602.2877    80.34%     98.98%      44,359.3424    0.83%      1.02%
  Edith E. Holiday               4,303,142.2877    80.14%     98.74%      54,819.3424    1.02%      1.26%
  Charles B. Johnson             4,306,406.2877    80.20%     98.82%      51,555.3424    0.96%      1.18%
  Frank A. Olson                 4,309,933.2877    80.27%     98.90%      48,028.3424    0.89%      1.10%

*Harris J. Ashton, Nicholas F. Brady, Harmon E. Burns, Frank J. Crothers, S. Joseph Fortunato, Gordon S. Macklin, Fred R. Millsaps and Constantine D. Tseretopoulos are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

20 |  Semiannual Report

Templeton Russia and East European Fund, Inc.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Bank, N.A. (the "Plan Administrator"), at the address above or the institution in whose name the shares are held. The Plan Administrator must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator's fees for a sale of shares through the Plan are $15.00 per transaction plus a $0.12 per share trading fee.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant's shares and send the proceeds, less a service charge of $15.00 and less trading fees of $0.12 per share, to the participant.

                                                         Semiannual Report  | 21

Templeton Russia and East European Fund, Inc.

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Ridgefield Park, NJ 07660
1-800-416-5585
www.melloninvestor.com

SHAREHOLDER INFORMATION
Shares of Templeton Russia and East European Fund, Inc. are traded on the New York Stock Exchange under the symbol "TRF." Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with INVESTOR SERVICEDIRECT(R). For information go to Mellon Investor Services' web site at https://vault.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Russia and East European Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

22 |  Semiannual Report

Templeton Russia and East European Fund, Inc.

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the SEC to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the SEC. The Fund has filed such certifications with its Form N-CSR for the fiscal year ended March 31, 2004. Additionally, the Fund expects to file, on or before November 30, 2004, such certifications with its Form N-CSRS for the six months ended September 30, 2004.

                                                         Semiannual Report  | 23

                       This page intentionally left blank.

Literature Request

TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS
INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 1
Franklin Small-Mid Cap Growth Fund

VALUE
Franklin Balance Sheet
  Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds
  Allocation Fund
Franklin Templeton Perspectives
  Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5, 6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 5, 7
Franklin Money Fund 5, 6
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME8
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5, 6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 11

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.
2. The fund is only open to existing shareholders and select retirement plans.
3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
4. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
7. Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.
8. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.
9. Portfolio of insured municipal securities.
10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).
11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/04      Not part of the semiannual report

                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030

SEMIANNUAL REPORT

TEMPLETON RUSSIA AND
EAST EUROPEAN FUND, INC.

INVESTMENT MANAGER
Templeton Asset Management Ltd.

TRANSFER AGENT
Mellon Investor Services LLC
P.O. Box 3315
South Hackensack, NJ 07606-1915
Toll free number: 1-800/416-5585
Hearing Impaired phone number: 1-800/231-5469
Foreign Shareholders phone number: 201/329-8660 www.melloninvestor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

tltrf S2004 11/04







ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(a), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Fred R. Millsaps and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.       N/A


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are:  Fred R. Millsaps, Frank J. Crothers, Frank
A. Olson and Constantine D. Tseretopoulos.


ITEM 6. SCHEDULE OF INVESTMENTS.        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.        N/A


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANIES AND AFFILIATED PURCHASES.     NONE


ITEM 9. SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


ITEM 10. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS

(a) Code of Ethics

(b)(1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b)(2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

By /s/JIMMY D. GAMBILL

Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date  November 30, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By /s/JIMMY D. GAMBILL

Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date  November 30, 2004




By /s/GALEN G. VETTER

Galen G. Vetter
Chief Financial Officer
Date  November 30, 2004